Exhibit 32.1

SECTION 906 CEO CERTIFICATION

EX-32.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Executive Officer and Chief Financial Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. §1350, I, the undersigned Chief Executive Officer and Chief Financial Officer of Vertical Health Solutions, Inc. (the “Company”), hereby certify that the Annual Report on Form 10-K of the Company for the year ended December 31, 2008, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2010

/s/ Stephen M. Watters
Chief Executive Officer and Chief Financial Officer